EXHIBIT 99.17

COUNTY  OF  OKMULGEE          }



TO:
     LOCK  HARRIS,  INC.
     14205  BURNET  ROAD,  STE  210
     AUSTIN,  TEXAS  78728


                                                (Property  Owner(s))


YOU  ARE  HEREBY  NOTIFIED  THAT  on  the     30 TH    day  of October, 2001,
                                           -----------         -------  ----
TARWATER  OIL  &  GAS  AKA  TARWATER  OIL  &  GAS,  LLC,        located  at
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               (Claimant)
PO  BOX  210,  HENRYETTA,  OK  74437                            did  file,
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in  this  office of the County Clerk, a LIEN STATEMENT, under oath, claiming a
lien, the same being LIEN NO. 01-383     ,  against the following described
                             ------------
property and the improvements  located  thereon:

     SEE  THE  ATTACHMENT




Said  lien  being for labor and/or materials furnished by said Claimant upon the
above described property under contract with          LOCH  HARRIS,  INC.
                                             -----------------------------------
                                              (Purchaser  or  Property  Owner(s)

YOU  ARE FURTHER NOTIFIED that the above named CLAIMANT claims said lien against
the  above  described property and premises in the amount of  $ 211,742.09+    .
                                                               ----------------

Becky Thomas, County Clark in and for the County of Okmulgee, Oklahoma, does hereby certify that the original of the within and foregoing NOTICE OF FILING LIEN STATEMENT was mailed to the above named property owner(s) at the address shown, on this 30th day of October, 2001, by certified
                 ------         --------  -----
mail  (NO - 7099 3400  0008  8648  0514)  with  postage  prepaid  thereon.
           ----------------------------

                                          BECKY  THOMAS
                                          COUNTY  CLERK  OF  OKHMGEE  COUNTY


                                          By  /s/ Becky Morgan        Deputy
                                            --------------------------


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     1.   Jackson  Lease:  NW/4 of Section 26, Township 12 North, Range 13 East,
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          and the SW/4 of  Section  23,  Township  12  North,  Range 13 East;

     2.   Pine Lease: NW/4 NW/4 of Section 22, Township 12 North, Range 13 East;
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     3.   Doneghy Coalton Lease: SW/4 of Section 22, Township 12 North, Range 13
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          East;

     4.   Bartolina  Lease:  E/2 NW/4 of Section 22, Township 12 North, Range 13
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          East;

     5.   Dewar  Unit: W/2 NW/4 of Section 22, Township 12 North, Range 13 East;
          -----------

     6.   Priegal  Lease:  S/2  NE/4  of Section 22, Township 12 North, Range 13
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          East;


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